SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 27, 2022

LOYALTY VENTURES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40776	87-1353472
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8235 DOUGLAS AVENUE, SUITE 1200

DALLAS, TX 75225

(Address and Zip Code of Principal Executive Offices)

(972) 338-5170

(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LYLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In a Form 8-K dated April 5, 2022 and subsequently in its Proxy Statement for the 2022 Annual Meeting of Stockholders filed April 14, 2022, Loyalty Ventures Inc. (the “Company”) disclosed the termination without cause of Blair F. Cameron, the former President, AIR MILES® Reward Program, from LoyaltyOne, Co. (“LoyaltyOne”). On May 27, 2022, the Company, LoyaltyOne and Mr. Cameron entered into a Separation Agreement (the “Separation Agreement”).

Pursuant to the Separation Agreement, in satisfaction of his entitlements under the Canadian Employment Standards Act, 2000 and in consideration for a broad release of the Company and LoyaltyOne and his agreements not to disparage, not to disclose confidential information and to provide cooperation as permitted in certain matters, Mr. Cameron will receive salary and benefits continuance in the cash amount of CAD 1,416,564 over a period of 18 months that commenced April 5, 2022, subject to a reduced amount and discontinuance of benefit plan participation in the event Mr. Cameron commences alternate employment during the 18-month period. Further, LoyaltyOne shall pay up to CAD 7,500 (plus Canadian harmonized sales tax (HST)) to Mr. Cameron’s legal counsel. All unvested equity awards and time-based cash awards outstanding under the Company’s 2021 Omnibus Incentive Plan as of April 5, 2022 were forfeited in accordance with their terms.

The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

10.1+	Separation Agreement, dated as of May 27, 2022, by and among Loyalty Ventures Inc., LoyaltyOne, Co. and Blair F. Cameron

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information has been excluded from this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loyalty Ventures Inc.

Date: June 1, 2022	By:	/s/ Cynthia L. Hageman
Cynthia L. Hageman
Executive Vice President, General Counsel and Secretary